                              EIGHTH AMENDMENT TO
                     DEBTOR-IN-POSSESSION CREDIT AGREEMENT

                                January 19, 2001


         Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of January 20, 2000 (as heretofore amended, the "DIP CREDIT AGREEMENT"), by and among Mariner Health Group, Inc., a Delaware corporation ("MHG"), as debtor and debtor-in-possession, and each of MHG's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary and MHG individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"); the Lenders listed on the signature pages thereof; First Union National Bank, as syndication agent; PNC Capital Markets, Inc. and First Union Securities, Inc., as co-arrangers; and PNC Bank, National Association, as collateral agent and administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement and the Borrowing Order.

         Borrowers and Lenders desire to amend the DIP Credit Agreement to (i) extend the maturity date and reduce the Commitments under the DIP Credit Agreement, (ii) make certain amendments to Section 2.06 of the DIP Credit Agreement to include a utilization fee, (iii) make certain amendments to
Section 5.01 of the DIP Credit Agreement with respect to certain financial reporting requirements of the Borrowers, and (iv) make certain amendments to
Section 5.10 of the DIP Credit Agreement with respect to the filing of a plan of reorganization and disclosure statement for the Borrowers. The Lenders are prepared to do so solely on the terms and conditions herein.

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lenders hereby agree as follows:

         First, the Borrowers and the undersigned Lenders hereby agree that the definition of "Stated Maturity Date" is hereby amended by deleting the reference to "January 19, 2001" contained therein and substituting therefor "July 19, 2001."

         Second, the Borrowers and the undersigned Lenders hereby agree that the following definitions shall be inserted in Section 1.1 in alphabetical order:

                  "EIGHTH AMENDMENT" means that certain Eighth Amendment to Debtor-In-Possession Credit Agreement dated as of January 19, 2001, by and among the Borrowers, the Collateral Agent, the Administrative Agent, the Syndication Agent and the Lenders party thereto.

                  "EIGHTH AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the Eighth Amendment.

                  "NEW COMMITMENT SCHEDULE" means the Commitment Schedule attached to the Eighth Amendment as Annex A.

         Third, the Borrowers and the undersigned Lenders hereby agree that
Section 2.01(a) is hereby amended by adding the following sentence at the end thereof:

                  "Notwithstanding anything to the contrary contained herein, on and as of the Eighth Amendment Effective Date the Tranche A Commitment of each Lender shall be adjusted so that after giving effect to such adjustment, the Tranche A Commitments of all Lenders shall equal $25,000,000 and the Tranche A Commitment of each Lender shall be as set forth on the New Commitment Schedule."

         Fourth, the Borrowers and the undersigned Lenders hereby agree that
Section 2.01(b) is hereby amended by adding the following sentence at the end thereof:

                  "Notwithstanding anything to the contrary contained herein, on and as of the Eighth Amendment Effective Date the Tranche B Commitment of each Lender shall be reduced to zero."

         Fifth, the Borrowers and the undersigned Lenders hereby agree that
Section 2.06 of the DIP Credit Agreement is hereby amended by adding a new subparagraph (e) at the end thereof as follows:

                  "(e) Utilization Fee. On and after the Eighth Amendment Effective Date, the Borrowers shall pay to the Administrative Agent, for distribution to the Lenders in accordance with each Lender's Percentage, a utilization fee calculated daily and equal to the product of .25% per annum (expressed as a daily rate) multiplied by the average daily excess of the Outstanding Tranche A Amount over $5 million, and such amount shall be payable in arrears on the last Business Day of each month after the Eighth Amendment Effective Date and on the Commitment Termination Date."

         Sixth, the Borrowers and the undersigned Lenders hereby agree that
Section 5.01(q) of the DIP Credit Agreement is hereby amended by deleting such paragraph in its entirety and by substituting the following paragraph as a new
Section 5.01(q):

                  "(q) promptly after the same is available but in no event later than 5:00 p.m. (Eastern Time) (i) (y) on the fifteenth day of every calendar month commencing February 15, 2000, and (z) five Business Days after a Financial Officer of MHG has delivered a statement pursuant to Section 5.01(r)(ii)(B) indicating that the Borrowers believe that the projections and financial information set forth in the Cash Budget do not represent reasonable good faith estimates as of the date of such statement, a supplement to the Cash Budget setting forth, for the period commencing the week immediately following the date such delivery is required and ending thirteen weeks later (or on the Stated Maturity Date, if earlier), a consolidated cash forecast for the Borrowers in substantially the form of the Cash Budget and in substance satisfactory to Required Lenders and (ii) on the fifth Business Day after the end of each week a report containing for such week (A) beginning cash balance, (B) cash receipts, (C) cash disbursements and (D) ending cash balance.

         Seventh, the Borrowers and the undersigned Lenders hereby agree that
Section 5.10 of the DIP Credit Agreement is hereby amended by deleting the reference to "December 18, 2000" contained therein and substituting therefor "February 20, 2001."

         As of the Eighth Amendment Effective Date, without any further action by any Borrower or Lender:

                  (i) Each of Bank One, N.A. and Comerica Bank (each a "NON-CONTINUING LENDER") shall no longer be a Lender under the DIP Credit Agreement, and, other than those rights and obligations of a Lender which survive and continue pursuant to the terms of the DIP Credit Agreement following the termination of a Lender's status as a Lender, the rights and obligations of each Non-Continuing Lender under the DIP Credit Agreement and the other Financing Documents shall be terminated.

                  (ii) Each Person designated as a Continuing Lender on the signature pages hereof (each, a "CONTINUING LENDER") shall remain a Lender for all purposes of the DIP Credit Agreement and shall continue to be vested with all the rights, powers, privileges and duties of a Lender under the DIP Credit Agreement.

                  (iii) The Administrative Agent agrees to cause each of the Non-Continuing Lenders to cancel and return all of its Notes to the Administrative Agent, and to cause each of the Continuing Lenders to cancel and return its Tranche B Note to the Administrative Agent, all for re-delivery by the Administrative Agent to MHG as promptly as practicable.

         On and after the Eighth Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended through the date thereof, including by this Eighth Amendment to Debtor-In-Possession Credit Agreement (this "EIGHTH AMENDMENT"; the DIP Credit Agreement, as so amended, being the "AMENDED AGREEMENT").

         Without limiting the generality of the provisions of Section 11.05 of the DIP Credit Agreement, the amendment set forth above shall be limited precisely as written, and nothing in this Eighth Amendment shall be deemed to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any of such other Financing Documents. Except as specifically amended by this Eighth Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

         In order to induce Lenders to enter into this Eighth Amendment, each Borrower, by its execution of a counterpart of this Eighth Amendment, represents and warrants that, subject to obtaining the approval of the Court to the execution, delivery and performance of this Eighth Amendment, (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Eighth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Eighth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Eighth Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or violate, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or constitute a default under any agreement or other instrument binding upon it (which default, in the case of such instruments or agreements, would give rise to rights enforceable on a post-Petition Date basis) or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Eighth Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official, (e) this Eighth Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, and (f) after giving effect to this Eighth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Eighth Amendment that would constitute a Default.

         This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Eighth Amendment shall become effective (the date of such effectiveness being the "EIGHTH AMENDMENT EFFECTIVE DATE") as of January 19, 2001 provided the following conditions shall have been met: (a) the Borrowers and Continuing Lenders shall have executed counterparts of this Eighth Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof, (b) the Administrative Agent shall have received from the Borrowers, for distribution to the undersigned Continuing Lenders in accordance with their respective Percentages, an amendment fee of 1.00% of the aggregate Tranche A Commitments of such Lenders after giving effect to this Eighth Amendment, (c) the Court shall have entered an order, in form and substance satisfactory to the Lenders, approving this Eighth Amendment and the payment of such amendment fee, (d) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Buchanan Ingersoll, P.C., Kennedy Covington Lobdell & Hickman, L.L.P., Houlihan Lokey Howard & Zukin, Deloitte Consulting and Care Consulting, L.L.C. that are received by MHG prior to 12:00 Noon (New York City time) on January 6, 2001 have been paid in full, and (e) the Borrowers shall have paid to the Non-Continuing Lenders all fees and interest accrued and owing to them pursuant to the terms of the DIP Credit Agreement through the Eighth Amendment Effective Date.

         THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

BORROWERS:              MARINER HEALTH GROUP, INC.
                        AID & ASSISTANCE, INC.
                        BEECHWOOD HERITAGE RETIREMENT COMMUNITY, INC.
                        BRIDE BROOK NURSING & REHABILITATION CENTER, INC.
                        COMPASS PHARMACY SERVICES, INC.
                        COMPASS PHARMACY SERVICES OF MARYLAND, INC.
                        COMPASS PHARMACY SERVICES OF TEXAS, INC.
                        CYPRESS NURSING FACILITY, INC.
                        LONG RIDGE NURSING AND REHABILITATION CENTER, INC.
                        LONGWOOD REHABILITATION CENTER, INC.
                        MARINER HEALTH AT BONIFAY, INC.
                        MARINER HEALTH CARE, INC.
                        MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
                        MARINER HEALTH CARE OF DELAND, INC.
                        MARINER HEALTH CARE OF FORT WAYNE, INC.
                        MARINER HEALTH CARE OF GREATER LAUREL, INC.
                        MARINER HEALTH CARE OF INVERNESS, INC.
                        MARINER HEALTH CARE OF LAKE WORTH, INC.
                        MARINER HEALTH CARE OF MACCLENNY, INC.
                        MARINER HEALTH CARE OF METROWEST, INC.
                        MARINER HEALTH CARE OF NASHVILLE, INC.
                        MARINER HEALTH CARE OF NORTH HILLS, INC.
                        MARINER HEALTH CARE OF ORANGE CITY, INC.
                        MARINER HEALTH CARE OF PALM CITY, INC.
                        MARINER HEALTH CARE OF PINELLAS POINT, INC.
                        MARINER HEALTH CARE OF PORT ORANGE, INC.
                        MARINER HEALTH CARE OF SOUTHERN CONNECTICUT, INC.
                        MARINER HEALTH CARE OF TOLEDO, INC.
                        MARINER HEALTH CARE OF TUSKAWILLA, INC.
                        MARINER HEALTH CARE OF WEST HILLS, INC.
                        MARINER HEALTH CENTRAL, INC.
                        MARINER HEALTH HOME CARE, INC.
                        MARINER HEALTH OF FLORIDA, INC.
                        MARINER HEALTH OF JACKSONVILLE, INC.
                        MARINER HEALTH OF MARYLAND, INC.
                        MARINER HEALTH OF ORLANDO, INC.
                        MARINER HEALTH OF PALMETTO, INC.
                        MARINER HEALTH OF SEMINOLE COUNTY, INC.
                        MARINER HEALTH OF TAMPA, INC.
                        MARINER HEALTH RESOURCES, INC.
                        MARINER PHYSICIAN SERVICES, INC.
                        MARINER PRACTICE CORPORATION
                        MARINER - REGENCY HEALTH PARTNERS, INC.
                        MARINERSELECT STAFFING SOLUTIONS, INC.
                        MARINER SUPPLY SERVICES, INC.
                        MEDREHAB, INC.
                        MEDREHAB OF INDIANA, INC.
                        MEDREHAB OF LOUISIANA, INC.

                        MEDREHAB OF MISSOURI, INC.
                        MERRIMACK VALLEY NURSING & REHABILITATION CENTER, INC. METHUEN NURSING & REHABILITATION CENTER, INC.
                        MHC REHAB. CORP.
                        MHC TRANSPORTATION, INC.
                        MYSTIC NURSING & REHABILITATION CENTER, INC.
                        NATIONAL HEALTH STRATEGIES, INC.
                        PARK TERRACE NURSING & REHABILITATION CENTER, INC. PENDLETON NURSING & REHABILITATION CENTER, INC. PINNACLE CARE CORPORATION
                        PINNACLE CARE CORPORATION OF HUNTINGTON
                        PINNACLE CARE CORPORATION OF NASHVILLE
                        PINNACLE CARE CORPORATION OF SENECA
                        PINNACLE CARE CORPORATION OF SUMTER
                        PINNACLE CARE CORPORATION OF WILLIAMS BAY
                        PINNACLE CARE CORPORATION OF WILMINGTON
                        PINNACLE CARE MANAGEMENT CORPORATION
                        PINNACLE PHARMACEUTICALS, INC.
                        PINNACLE PHARMACEUTICAL SERVICES, INC.
                        PINNACLE REHABILITATION, INC.
                        PINNACLE REHABILITATION OF MISSOURI, INC.
                        PRISM CARE CENTERS, INC.
                        PRISM HEALTH GROUP, INC.
                        PRISM HOME CARE COMPANY, INC.
                        PRISM HOME CARE, INC.
                        PRISM HOME HEALTH SERVICES, INC.
                        PRISM HOSPITAL VENTURES, INC.
                        PRISM REHAB SYSTEMS, INC.
                        REGENCY HEALTH CARE CENTER OF SEMINOLE COUNTY, INC. SASSAQUIN NURSING & REHABILITATION CENTER, INC.
                        TAMPA MEDICAL ASSOCIATES, INC.
                        THE OCEAN PHARMACY, INC.
                        TRI-STATE HEALTH CARE, INC.
                        WINDWARD HEALTH CARE, INC.


                        BY:
                           ----------------------------------------------------
                           Boyd P. Gentry
                           Vice President for each of the foregoing Borrowers

                        IHS REHAB PARTNERSHIP, LTD.


                        BY: MARINER HEALTH CARE OF NASHVILLE, INC.,
                            its General Partner

                        By:
                           ----------------------------------------------------

                        Name:
                             --------------------------------------------------

                        Title:
                              -------------------------------------------------


                        MARINER HEALTH PROPERTIES IV, LTD.


                        BY: MARINER HEALTH OF FLORIDA, INC.,
                            its General Partner

                        By:
                           ----------------------------------------------------

                        Name:
                             --------------------------------------------------

                        Title:
                              -------------------------------------------------


                        MARINER HEALTH PROPERTIES VI, LTD.


                        BY: MARINER HEALTH OF FLORIDA, INC.,
                            its General Partner

                        By:
                           ----------------------------------------------------

                        Name:
                             --------------------------------------------------

                        Title:
                              -------------------------------------------------


                        SEVENTEENTH STREET ASSOCIATES LIMITED PARTNERSHIP


                        BY: TRI-STATE HEALTH CARE, INC., its General Partner

                        By:
                           ----------------------------------------------------

                        Name:
                             --------------------------------------------------

                        Title:
                              -------------------------------------------------

                        ALLEGIS HEALTH AND LIVING CENTER AT HERITAGE HARBOUR, L.L.C.

                        BY: MARINER HEALTH OF MARYLAND, INC.,
                            its General Partner

                        By:
                           ----------------------------------------------------

                        Name:
                             --------------------------------------------------

                        Title:
                              -------------------------------------------------


                        AGENTS AND LENDERS: PNC BANK, NATIONAL ASSOCIATION, Individually as a Continuing Lender and as Administrative Agent, Collateral Agent and LC Issuing Bank


                        By:
                           ----------------------------------------------------

                        Name:
                             --------------------------------------------------

                        Title:
                              -------------------------------------------------


                        FIRST UNION NATIONAL BANK,
                        individually as a Continuing Lender and as Syndication Agent


                        By:
                           ----------------------------------------------------

                        Name:
                             --------------------------------------------------

                        Title:
                              -------------------------------------------------


                        CREDIT LYONNAIS NEW YORK BRANCH,
                        individually as a Continuing Lender


                        By:
                           ----------------------------------------------------

                        Name:
                             --------------------------------------------------

                        Title:
                              -------------------------------------------------


                        BANK AUSTRIA CREDITANSTALT-CORPORATE FINANCE, individually as a Continuing Lender


                        By:
                           ----------------------------------------------------

                        Name:
                             --------------------------------------------------

                        Title:
                              -------------------------------------------------

                                    ANNEX A

                            NEW COMMITMENT SCHEDULE


                                                             TRANCHE A LOAN          PERCENTAGE
              LENDER                                           COMMITMENT               (%)
              ------                                         --------------          ----------

PNC Bank, National Association                               $11,073,369.57         44.29347826
First Union National Bank                                    $11,073,369.56         44.29347826
Credit Lyonnais New York Branch                               $1,766,304.35         7.065217396
Bank Austria Creditanstalt-Corporate Finance                  $1,086,956.52         4.347826084
                                                             --------------         -----------
TOTAL                                                        $25,000,000.00              100.00%
                                                             ==============         ===========